Analyst and Investor Presentation Wednesday, December 12, 2012 Exhibit 99.2

Forward Looking Statements This Presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to, among other things: • Tesoro's competitive position and competitive advantages; • The implementation and anticipated effects of our multi-year strategic plan, including achieving improvements in operational efficiency and effectiveness and implementation of our marketing integration plan; • Capital expenditures, turnaround spending, and the cost, timing and return on capital projects, including expectations regarding incremental EBITDA improvements; • Refinery throughput, yields and margins; • The expected completion of the acquisition of BP’s Southern California refining and marketing business and Chevron’s Northwest products system, expected financing for the transactions, benefits and potential synergies arising out of the transactions, expected cash flow and earnings diversification, and timing and valuation of logistics transactions related to the BP acquisition; • Cash flows, including projected EBITDA, as well as debt reduction and balance sheet strengths; the market outlook, including expectations regarding feedstock costs, differentials, spreads and imports; • The implementation of our cash strategy and the return of excess cash flow to shareholders through dividends and share buy backs; • The implied enterprise value of both Tesoro and Tesoro Logistics LP(“Tesoro Logistics”) and the value of Tesoro’s stake in Tesoro Logistics; and • Growth opportunities for both Tesoro and Tesoro Logistics. We have used the words "anticipate", "believe", "could", "estimate", "expect", "intend", "may", "plan", "predict", "project", “should”, "will" and similar terms and phrases to identify forward-looking statements in this Presentation. Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate and the forward-looking statements based on these assumptions could be incorrect. Our operations and anticipated transactions involve risks and uncertainties, many of which are outside our control, and any one of which, or a combination of which, could materially affect our results of operations and whether the forward-looking statements ultimately prove to be correct. Actual results and trends in the future may differ materially from those suggested or implied by the forward-looking statements depending on a variety of factors which are described in greater detail in our filings with the SEC. All future written and oral forward- looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the previous statements. We undertake no obligation to update any information contained herein or to publicly release the results of any revisions to any forward- looking statements that may be made to reflect events or circumstances that occur, or that we become aware of, after the date of this Presentation. We have included various estimates of EBITDA, a non-GAAP financial measure, throughout the presentation. These estimates include EBITDA estimates related to our High Return Capital Program, Tesoro Logistics, BP Carson Transaction Synergies and Chevron’s Northwest products system. Please see Appendix for the definition and reconciliation of these EBITDA estimates. 2

3 Leadership Team

4 Key Messages • Delivering key strategic initiatives and driving significant shareholder value • Strengthening our West Coast business • Advantaged position in the Mid-Continent • Driving feedstock advantage to PADD5 refineries • Tesoro Logistics (TLLP) creating significant value as a strategic growth vehicle • Balanced cash strategy - investing capital wisely, delevering and returning cash to shareholders Improvements not yet fully reflected in share price

• Positioned in the western United States – Seven refineries – 675,000 barrels per day capacity – About 1,400 retail stations branded Tesoro®, Shell® and USA Gasoline™ • Advantaged crude oil supply • Significant refining and marketing integration in key markets • Logistics systems support integrated value chain with strong growth potential Tesoro Today Kenai, AK (72 mbpd) Mandan, ND (68 mbpd) Salt Lake City, UT (58 mbpd) Anacortes, WA (120 mbpd) Martinez, CA (166 mbpd) Wilmington, CA (97 mbpd) Kapolei, HI (94 mbpd) (1) 5 (1) Asset currently for sale

• Operational efficiency and effectiveness – Safety and reliability – System improvements – Cost leadership • Commercial excellence • Financial discipline • Value-driven growth • High-performing culture Strategic Priorities 6

7 Review Progress of Strategic Initiatives • Driving a high-performing culture • Environmental, health and safety success • Operational efficiency and effectiveness improvements • High-return capital program exceeding expectations • Asset portfolio optimization • Resulting financial strength

8 Demonstrated performance through talented and engaged employees High-Performing Culture • Actions driven by our guiding principles • Focused and accountable for delivering on our commitments • Building strong leadership capability at all levels of the organization • Employees from diverse backgrounds and experiences are motivated to make a difference • Our employees make positive differences in the communities in which we operate Guiding Principles

1.0 0.8 0.5 0.4 0.3 2009 2010 2011 2012 YTD Best In Class 9 Environmental, Health and Safety Moving Toward “Best In Class” 0.7 0.3 0.2 0.0 2009 2010 2011 2012 YTD Best In Class API Tier 1 and 2 Personal Safety Incident Rates – Number per 200,000 hours Striving for an incident free workplace 1 (1) Best in class as measured by the American Fuel and Petrochemicals Manufacturers (AFPM). (2) Best in class as measured by the American Petroleum Institute (API). Measurement of Tier 2 criteria began in 2010. 2 Process Safety Incident Rates – Number per 200,000 hours OSHA Recordable Rate 2 N/A

94 97 97 98 2010 2011 2012 YTD Target 10 Focused initiatives are driving increased refinery reliability • Significant investment in asset integrity • Implemented predictive maintenance program • Standardized maintenance and inspection systems • Refining and marketing integration enables increased utilization Operational Efficiency & Effectiveness Delivering Refinery Reliability and Utilization Operational Availability, % EDC * 78 87 86 90 2010 2011 2012 YTD Target Refinery Utilization, % + 1 1 (1) Operational availability and refinery utilization excludes the impact from the 2010 Anacortes incident.

2.83 2.91 3.22 2010 2011 2012 YTD 11 Driving gross margin capture and cost improvements • Improving margin capture despite significant 2012 turnaround activity • Advantaged logistics support commercial value capture • High-return capital projects contribute to improved capture and lower costs • Reliability and high refinery utilization drive lower manufacturing costs per barrel Operational Efficiency & Effectiveness Gross Margin 1 vs Index $/bbl (1) Gross margin per barrel excludes the impact of business interruption insurance proceeds in 2010 and 2011. (2) Manufacturing costs per barrel exclude depreciation and impairment expenses and property damage insurance proceeds. 5.90 5.00 4.72 2010 2011 2012 YTD Refining Manufacturing Costs 2 $/bbl

12 40 30 103 375 330 2009 2010 2011 2012 Plan 2012 Outlook Small Capital Large Capital Projects Income Capital Spend by Year 1 $ in millions 17 72 125 220 300 2009 2010 2011 2012 Plan 2012 Outlook Cumulative EBITDA 1 $ in millions • Capturing feedstock advantage • Improving refinery yields Investments are exceeding return expectations Operational Efficiency & Effectiveness Delivering High-Return Capital Projects (1) Income capital and cumulative EBITDA include TLLP reported amounts, calculated consistent with Tesoro market outlook. Note: EBITDA is a non-GAAP financial measure. See Appendix for the definition and reconciliation of EBITDA estimate. • Increasing energy efficiency • Lowering total operating costs

13 Mandan Refinery Expansion Capital: $35 million Annual EBITDA: $45-55 million Project IRR: 65% Completed in June 2012 Mandan DDU Expansion Capital: $35 million Annual EBITDA: $10-12 million Project IRR: 20% Estimated Completion: 2Q 2013 Bakken Crude Oil Supply to Anacortes Capital: $60 million Annual EBITDA: $160-180 million Project IRR: 220% Completed in September 2012 Salt Lake City Conversion Project Capital: $180 million Annual EBITDA: $100 million Project IRR: 40% Estimated Completion: 2013 & 2014 Wilmington Yield Improvement Capital: $40 million Annual EBITDA: $20-25 million Project IRR: 40% Completed in November 2012 Operational Efficiency & Effectiveness Large Capital Program Projects executed on schedule - returns exceeding expectations Note: Project EBITDA represents annual run-rate estimate calculated consistent with Tesoro market outlook. Five Capital Projects $ in millions 350 355 Total Capital Run Rate EBITDA

14 Operational Efficiency & Effectiveness Small Capital Program, 2012 Projects Mandan Water system upgrades Capital: $2.4 million Annual EBITDA: $0.9 million Project IRR: 30% Anacortes NHT hydrogen recovery Capital: $0.3 million Annual EBITDA: $1.3 million Project IRR: 120% Salt Lake City Ethanol rail unloading facility Capital: $1.4 million Annual EBITDA: $1.0 million Project IRR: 35% Wilmington Heavy gas oil recycle Capital: $0.8 million Annual EBITDA: $3.0 million Project IRR: 280% Martinez Bakken manifest car supply Capital: $1.7 million Annual EBITDA: $3 million Project IRR: 65% Kenai Hydrocracker modification Capital: $0.5 million Annual EBITDA: $0.4 million Project IRR: 20% High-return, short payback projects driving significant value Note: Project EBITDA represents annual run-rate estimate calculated consistent with Tesoro market outlook.

15 Significant progress to strengthen and diversify the portfolio Asset Portfolio Optimization • Acquisition of BP’s Southern California refining and marketing business • Acquisition of Chevron’s Northwest Products system • Process to divest Hawaiian operations • Retail expansion to strengthen refining and marketing integration • Select high-return capital investments at core facilities 12% 13% 14% 14% 2011 2012 YTD 2011 2012 YTD Return on Capital Employed As Reported Excl. Hawaii

364 551 1,480 2,108 2009 2010 2011 2012E 16 • Three year EBITDA CAGR of 80% • Despite 2012 heavy turnaround schedule: – Refinery utilization rate at 86% – Gross margin capture up over 10% – Manufacturing cost down $0.28/bbl – Retail segment operating income up over 40% year-over-year Execution delivers best year ever in 2012 Strong EBITDA Growth 1 (1) 2012 EBITDA estimate based on year-to-date September actual of $1,608 million plus 4Q 2012 consensus estimate of $500 million. EBITDA $ in millions

17 Financially Strong 20% 25% 30% 35% 40% 45% 50% $0 $1 $2 $3 $4 $5 $6 $7 2009 2010 2011 3Q 2012 De b t as a % o f To tal B o o k C ap it ali za tio n B o o k C ap it ali za tion ( $ billi o n s) Debt Equity Total Debt to Total Capitalization Reduced leverage by 34% since 2010

18 Operational Delivery Since 2010 Refinery utilization Up 19% Refinery gross margin capture1 Up 14% Refining cost per barrel1 Down 20% Refining and marketing integration Up 74% (1) Delta between reported 2010 results and year-to-date through September 30, 2012 reported results. Impacts exclude insurance recoveries. OSHA recordable rate1 Down 48% Major refinery projects completed (EBITDA) $240 million

19 (1) Delta between reported 2010 results and year-to-date through September 30, 2012 reported results. Financial Discipline Since 2010 Debt to Total Capitalization1 Down 34% Annual dividend per share $0.60 Initiated share buy back $500 million Extended debt maturities 4 years Annual interest expense Down 27% Tesoro Logistics unit price Up 90+%

20 Tesoro improvements not yet fully reflected in share price How Does the Market Value Tesoro Low High Refining Retail TLLP Implied Share Price Value $ per share $40 $65 Refining EBITDA Multiple Range 3.0x – 5.0x Retail EBITDA Multiple Range 5.0x – 7.0x TLLP Current Unit Price plus GP Distribution Multiple Range 15.0x – 25.0x Note: Implied enterprise value based on multiples of trailing twelve months EBITDA through September 2012. Corporate included in refining. • Based on historical cash flow, TSO trades near the low end of implied value range • Does not fully reflect: – EBITDA from business improvements in progress – Growth in Tesoro Logistics – Carson transaction

Market Outlook

TESORO

Key Drivers	Tesoro's View
Economy	Continued moderate growth
World Product Demand Growth	Gasoline ~1% and diesel ~2% per year
U.S. Product Demand Growth	Gasoline flat and diesel ~2% per year
U.S. Crude Oil Supply	Strong growth in shale oil plays and Canada
U.S. Exports to Latin America	Growing economies to drive demand
Global Refining Capacity	Overall capacity exceeds demand
Alternative Fuels, CAFE Standards	Reduces U.S. hydrocarbon demand
Regulatory Environment	Remains challenging

Source: Purvin & Gertz, PIRA, Tesoro

21

-$20 -$15 -$10 -$5 $0 $5 2004 2006 2008 2010 2012 2014 22 Market Outlook Light Sweet Crude Oil, $/bbl Source: Purvin & Gertz, PIRA, Tesoro Inland crude oil dislocation declines to transportation parity WTI / Brent Bakken / LLS Brent / WTI Diff 2013 2014 2015 High $(6.00) $(6.00) $(6.00) Avg $(4.63) $(4.63) $(4.63) Low $(3.25) $(3.25) $(3.25) * Bakken referenced as field price estimates Bakken / LLS Diff 2013 2014 2015 High $(17.50) $(16.00) $(16.00) Avg $(16.25) $(13.75) $(13.75) Low $(15.00) $(11.50) $(11.50) -$30 -$25 -$20 -$15 -$10 -$5 $0 2011 2012 2013 2014 2015

$0 $5 $10 $15 $20 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 23 Increasing shale crude oil production and incremental coking capacity restricting light / heavy differential Market Outlook Light/Heavy Differentials, $/bbl LLS to Maya Source: Purvin & Gertz, PIRA, Tesoro LLS to Maya Diff 2013 2014 2015 High $12.50 $12.50 $12.50 Avg $11.00 $11.00 $11.00 Low $9.50 $9.50 $9.50 SJVH to ANS Diff 2013 2014 2015 High $9.00 $9.00 $9.00 Avg $7.50 $7.50 $7.50 Low $6.00 $6.00 $6.00 ANS to SJVH

24 Outlook for Mid-Continent advantage declining to transportation parity Market Outlook Regional Crack Spreads, $/bbl Source: Purvin & Gertz, PIRA, Tesoro West Coast 321 (ANS) Group 3 321 (WTI) WC 321 2013 2014 2015 High $17.00 $17.00 $17.00 Avg $15.25 $14.50 $14.50 Low $13.50 $12.00 $12.00 $0 $5 $10 $15 $20 $25 $30 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 G3 321 2013 2014 2015 High $21.00 $19.50 $19.50 Avg $17.50 $16.50 $16.50 Low $14.00 $13.50 $13.50

-$5 $0 $5 $10 $15 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 25 Global diesel demand drives premium over gasoline Market Outlook USGC Diesel to Gasoline Differential, $/bbl Source: Purvin & Gertz, PIRA, Tesoro USGC Dsl to Gas 2013 2014 2015 High $4.30 $4.30 $4.30 Avg $3.05 $3.05 $3.05 Low $1.80 $1.80 $1.80

(1,500) (1,000) (500) 0 500 1,000 1,500 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 26 U.S. became a net exporter of light products in 2011 Market Outlook US Gasoline and Diesel Balance, mbpd Source: Purvin & Gertz, PIRA, Tesoro Gasoline Diesel N et Impo rt s N et E xport s

27 Fundamentals support profitable outlook Market Outlook Tesoro Index, $/bbl $0 $5 $10 $15 $20 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 Source: Tesoro Average 2009-11 YTD 2012 Average 2013E-15E Tesoro Index $9.00 $14.25 $10.11

Enacted • Renewable Fuels Standard 2 (RFS2) Potential • Tier 3 gasoline • Greenhouse gas emissions • Low carbon fuel standards 28 Market Outlook Federal Regulatory Environment 0 5 10 15 20 25 30 35 2011 2013 2016 2021 2022 Other Advanced Biofuel Cellulosic Ethanol Corn Starch Derived Ethanol RFS2 Biofuel Mandate (in billions of gallons) Solution to RFS2 blending mandate not commercially available

29 Analysis of West Coast Position • What it takes to succeed on the West Coast • West Coast feedstock overview • Driving operational improvements • Transformational Carson opportunity

30 West Coast Market West Coast Refining Centers Source: US Department of Energy, PADD5 • 2.9 million bpd light product supply — Refinery production — Ethanol contribution — Pipeline imports from PADD4/3 to Washington, Nevada and Arizona • 2.4 million bpd light product demand holding flat • Export opportunities to Mexico and South America • Three year average refinery utilization 80%

• Reliable operating performance • Competitive cost structure • Efficient logistics infrastructure • Access to cost advantaged crude • High conversion / flexible yield structure • High degree of refining and marketing integration • Ability to cost-effectively address regulatory compliance • Economies of scale 31 Keys to Success on the West Coast

32 California Outlook Modest economic recovery (1) Source: State of California Legislative Analyst’s Office, November 2012 California Unemployment Rate, % 1 • Unemployment rate improving • Population continues to grow • Home price index increasing • Residential building permits up • Per capita personal income rising 11.4 12.3 11.8 10.6 9.6 8.7 7.8 2009 2010 2011 2012E 2013E 2014E 2015E California Population 1 37.1 37.3 37.6 38.0 38.4 38.8 39.3 2009 2010 2011 2012E 2013E 2014E 2015E

33 Combined Wilmington / Carson refinery creates world scale complex West Coast Refineries 0 2 4 6 8 10 12 14 16 18 20 0 50 100 150 200 250 300 350 400 Nel son Comp le xi ty Throughput Capacity, mbpd TSO Wilmington TSO Martinez BP Carson TSO Anacortes Wilmington / Carson Combination

34 Source: Energy Information Administration (DOE), Tesoro estimates Notes: Domestic crudes implied based on TSO estimates; 2011 Industry Average figures based on 2011 PADD 5 utilization rate of 82% State of Washington Crude Oil Source State of California Crude Oil Source Commercial Excellence Tesoro West Coast Crude Cost Advantage Differential to ANS 2010 2011 2012 YTD Canadian Light Sweet $(3.35) $(12.85) $(23.80) Bakken $(3.45) $(11.75) $(22.60) Differential to Brent 2010 2011 2012 YTD San Joaquin Valley Heavy $(6.75) $(8.15) $(7.35) Oriente $(6.65) $(10.23) $(7.55) 57% 10-20% 26% 30-40% 17% 0-10% 40-50% 2011 Industry Average TSO 2013E 47% 45-55% 42% 40-50% 11% 0-5% 2011 Industry Average TSO 2013E ANS Canada Foreign Bakken Foreign ANS California

35 Driving integration with minimal capital investment • Maximizes refinery utilization • Optimizes product placement • High volume retail stations • Low capital marketing model • High value brands • ARCO low-price model strengthens position Tesoro West Coast Refining and Marketing Integration 31% 53% 78% 88% 2009 2010 2011 2012E Refining and Marketing Tesoro West Coast Integration

• Vacuum distillation unit replacement • Product yield upgrade from petroleum coke to clean products • Total cost of $40 million • Annual EBITDA contribution – $20-25 million* • Completed in November 2012 36 Wilmington Yield Improvement Maintains feedstock flexibility and maximizes product yield * EBITDA estimate consistent with Tesoro market outlook. New vacuum tower at the Wilmington refinery

37 Multi-year journey to reduce operating cost underway 30% to 40% remaining California Cost Structure Improvements • Targeting sustainable cost reduction of $1/bbl, energy price neutral • Multi-year journey focused on — Improved reliability — Increased utilization • Cost reductions per barrel well underway: — Risk-based inspection — Revised maintenance processes — Contractor rationalization 2010 2011 2012 YTD Natural gas price impact TSO California Manufacturing Cost 1 $/bbl 7.54 6.90 6.23 7.18 6.65 (1) Adjusted manufacturing cost per barrel, shown in white font, represents prior period cost reflecting 2012 natural gas price environment.

38 Carson Acquisition • Increases clean product yields • Enhances gasoline to diesel production flexibility • Lowers manufacturing costs • Reduces stationary source air emissions • Expands advantaged feedstock supply opportunities • Reduces crude oil shipping costs • Reduces product distribution costs Base BP assets generate about $500 million in annual EBITDA

250 2013E 2014E 2015E 2016E 2017E Synergy EBITDA $ millions • Capital improvements – Pipeline interconnections – Additional hydrotreating – Hydrocracker expansion Synergy Capital $ millions 35 35 145 60 2013E 2014E 2015E 2016E 2017E Note: Net synergy capital of $225 million (including net savings beyond 2017), capital plan net of capital avoidance. • Synergies – Feedstock optimization – Product distribution improvements – Operating improvements 25 - 35 100 - 120 165 - 185 215 - 235 (10) 39 Carson Synergy Overview Significantly improves Tesoro’s West Coast business

California Regulatory Environment

TESORO



Lower
Gasoline to Distillate Ratio
More Competitive
LA and Carson
Golden Eagle
LA
BP Carson
Less Competitive
Higher
Lower
CO2 Reduction Requirement, tons CO2/MB

- AB32 regulations
  - Stationary source air emissions reductions
  - Low carbon fuel standard
  - Fuels under the cap
- Impact of AB32 regulations
  - Higher cost for consumers
  - Demand reduction
  - Additional cost for refiners

Carson acquisition significantly improves Company's ability to address challenging regulatory environment

Source: CARB, Tesoro, DOE, PIRA, P&G

40

41 BP Transaction Funding Closing from a Position of Financial Strength • Expected to fund with a combination of cash and debt — Cash of $500 to $750 million — TSO revolver and term loan borrowings — TLLP debt and equity for a portion of the BP logistics assets • Interim borrowings repaid through — Sale of additional BP logistics assets to TLLP — Sales of excess inventory and real estate — Cash flow from operations Financing strategy preserves balance sheet strength

42 PADD5 requires efficient and integrated refining and marketing businesses West Coast Market Tesoro’s Relative Performance • Access to cost advantaged crude oil • High conversion / flexible yield structure • Efficient logistics infrastructure • Reliable operating performance • High degree of refining and marketing integration • Carson acquisition improves relative performance

43 Highlight Mid-Continent Position • Significant Mid-Continent presence • Capitalizing on Tesoro position in Mid-Continent • Driving cost-advantaged crude oil supply West

Uinta Crude Oil Production mbpd Bakken Crude Oil Production mbpd - 500 1,000 1,500 2011 2012E 2015E 2020E Canadian Crude Oil Production mbpd 30 50 70 90 2011 2012E 2015E 2020E 44 Mandan, ND Refinery Domestic Crude Oil Throughput: 100% Crude Type: Bakken Salt Lake City, UT Refinery Domestic Crude Oil Throughput: 100% Crude Type: Waxy crude oil, Rocky Mountain Sweet, Wyoming Sweet Anacortes, WA Refinery Domestic* Crude Oil Throughput: 40-50% Canadian Crude Oil Throughput: 30-40% Crude Type: Bakken, Canadian Lt Sweet * Domestic crude oil excludes ANS Significant Mid-Continent Advantage Source: Production outlooks based on third-party industry consultant estimates. 1,500 2,500 3,500 4,500 2011 2012E 2015E 2020E

45 Premier Mid-Continent Position $0 $10 $20 $30 $40 TSO Mid-Con CVI Company PSX Central Corridor HFC Company WNR Company VLO Mid-Con MPC Company Mid-Continent Refining Gross Margin 3Q 2012 2011 $/bbl Highest margin per barrel of any reported Mid-Continent region Source: SEC filings from respective companies.

• Feedstock advantage less at risk due to higher marginal transportation cost • Salt Lake City feedstock advantage via long-term crude oil supply agreement • Low manufacturing cost • Low capital requirements • High refinery utilization 46 Mid-Continent Contribution Significant Mid-Continent earnings 2009 2010 2011 2012 YTD Mid-Con PNW California Hawaii Regional Net Refining Margin 1 $ in billions 0.8 0.9 1.9 2.0 (1) Net refining margin calculated as regional gross refining margin per barrel less regional manufacturing cost per barrel.

• Expanded capacity from 58 to 68 mbpd • Total cost of $35 million • Annual EBITDA contribution – $45-55 million* • Completed in June 2012 • Supports growth of Tesoro Logistics 47 Mandan Refinery Expansion Increases throughput of advantaged Bakken crude oil * EBITDA estimate consistent with Tesoro market outlook.

• Expand diesel desulfurization unit (DDU) capacity from 17 to 22 mbpd • Increase diesel fuel yield at Mandan • Total cost of $35 million • Annual EBITDA contribution – $10-12 million* • Expected completion 2Q 2013 48 Mandan DDU Expansion Optimize refinery yield to highest netback product * EBITDA estimate consistent with Tesoro market outlook.

49 Salt Lake City Conversion Project • Improve yields of gasoline and diesel • Increase throughput capacity by 4 mbpd • 100% increase of advantaged waxy crude oil throughput to 21 mbpd • Total cost of $180 million • Annual EBITDA contribution – $100 million* Product yield and crude oil cost advantage • Expected completion in two stages in 2Q 2013 and 2014 * EBITDA estimate consistent with Tesoro market outlook.

• Permitted to unload 50 mbpd, 40% of refining capacity 50 Bakken Crude Oil Supply to Anacortes • Supplements cost-advantaged Canadian crude oil • Annual EBITDA contribution - $160-180 million* • Delivered in September 2012 • Sold to TLLP for $180 million in November 2012 First West Coast unit train facility capable of receiving cost-advantaged shale crude oil * EBITDA estimate consistent with Tesoro market outlook.

Bakken Commercial Excellence Rail Cost from the Bakken1 West Coast logical destination for Mid-Continent barrels 51 (1) Rail cost estimates to Anacortes based on Tesoro negotiated rates. Estimates to other regions based on publicly available information and include rail tariff, loading and unloading costs, rail car lease cost and barge costs where applicable. Excludes trucking and gathering costs. (2) Rail cost to the U.S. Gulf Coast includes approximately $2.40/bbl related to feedstock advantage sharing arrangement with facility providers. TSO Cost Advantaged Feedstocks (percent of total throughput) California 55-60% Pacific Northwest 50-55% Mid-continent 100% Consolidated 65%

52 Tesoro Logistics Strategic Value • Tesoro’s Strategic Rationale for TLLP • Performance to-date • Chevron Northwest Products System • Transformational Carson logistics acquisition • Tesoro’s implied value opportunity • Further growth potential

• Unlocks embedded value of logistics assets • Supports refining and marketing integration • Allows greater capture of total refining and marketing value chain • Lower cost of capital • Strategic vehicle for growth 53 Provides diversification of Tesoro earnings Value of Tesoro Logistics

• 25% CAGR in cash distributions • Delivery on organic growth plan • Three asset purchases from Tesoro since initial public offering • Announced Chevron acquisition • Growing third party revenue • Carson drives step change 54 TLLP value growth accrues to Tesoro shareholders Success of Tesoro Logistics 0.34 0.35 0.36 0.38 0.41 0.46 2Q 2011 3Q 4Q 1Q 2012 2Q 3Q Quarterly Cash Distributions $ per unit 10 2 30 40 50 $/unit TLLP Unit Price Performance

• Northwest Products System – 760 mile FERC regulated pipeline – Five-mile jet fuel pipeline to SLC airport – Refined product terminals in Boise, Pocatello, and Pasco – 1.3 million barrels storage capacity • Transaction – $400 million purchase price – Expected 2013 EBITDA of about $33 million – Expected to close early in 2013 subject to regulatory approval 55 Chevron Northwest Products System NW Pipeline Terminal Intermediate Pump Station Delivery Location Pocatello Boise Pasco Salt Lake City

• Value-driven growth, expands logistics business • Supports integrated value chain • Supports high refinery utilization • Increased value to General Partnership • Stable, growing revenue stream • Synergies with existing system • Strategic asset in primary footprint • Diversifies revenue 56 Chevron Northwest Products System Strategic Fit

Marine and Storage Terminals and Pipelines • Three marine terminals; 400 mbpd of crude oil and product throughput • VLCC capable dock • Over 7 mmbbls feedstock and product storage • 114 miles of active pipelines • Pipeline access to Los Angeles International Airport Marketing Terminals • Four product terminals • Extensive distribution system • Supplies over 125 mbpd • Ethanol blending capabilities 57 TLLP and Carson Logistics Logistics assets drive step change in value of TLLP

58 Embedded value within TSO expected to grow substantially Value-Driven Growth Tesoro Benefits From TLLP’s Growth Implied TLLP Enterprise Value1 $ in billions (1) Expected market value assumes current public valuation multiples and execution of the 2012 TLLP business plan. Includes GP TLLP EBITDA Expectations $ in millions IPO Current 2013 Run Rate Post Chevron Acquisition Post Carson Logistics 0.7 IPO Current 2013 Run Rate Post Chevron Acquisition Post Carson Logistics Public Equity and Debt Tesoro Equity (per TSO share) 2.7 - 2.9 2.1 - 2.3 53 140 170 - 175 260 - 285 4.0 - 4.3 $3 $7 $8 $11

San Antonio Anacortes Kenai Martinez Los Angeles 59 Future Growth Opportunities TLLP retains significant growth opportunities • Continue investing in organic growth projects • Further optimize existing asset base • Additional third party acquisitions • Tesoro Logistics right of first offer assets Salt Lake City Mandan Product Terminal Marine Terminal Pipeline

60 Strategic Value through Financial Discipline • Balanced financial priorities • Capital and turnaround spending outlook • Balance sheet strength • Significant free cash flow potential

Solid Operating Results Strong Cash Flows Capital Discipline Balance Sheet Strength Strategic Growth • Maintain minimum cash balance of $600 to $750 million • Target debt to capitalization ratio below 30% • Invest in high-return capital projects • Return excess cash to shareholders • Drive towards investment-grade credit rating 61 Disciplined and balanced financial priorities Financial Priorities Return Excess Cash to Shareholders

2012E 2013E 2014E 2015E Capital Spending 62 Tesoro Capital Spending 1 $ in millions 535 455 380 295 Regulatory Maintenance Income 45 75 70 65 2012E 2013E 2014E 2015E TLLP Capital Spending $ in millions Income capital plans leave substantial capacity for Carson synergy investment (1) Excludes small capital spending beyond 2013.

300 210 165 65 2012E 2013E 2014E 2015E Income Capital Spend 1,2 $ in millions • High-return, short payback • Significant incremental EBITDA • Internal rate of return between 20% and 60% on large projects • Sustainable improvements • Shorter-term spending horizon • Maintain project flexibility • Lower risk projects • Margin environment agnostic 63 Cumulative EBITDA 1,2 $ in millions High-Return Capital Investments 285 510-520 550-560 570-580 2012E 2013E 2014E 2015E Capital program expected to add about $575 million EBITDA beyond 2015 (1) Income capital spend and cumulative EBITDA exclude TLLP amounts, which were about $30 million and $15 million in 2012, respectively. (2) Excludes small capital spending and EBITDA beyond 2013.

140 109 260 310 150 85 2010 2011 2012E 2013E 2014E 2015E Turnaround Spending 64 $ in millions 2013 completes peak in turnaround cycle, lower spending going forward

Cash Balance $ in billions • Repurchased $627 million in debt • Decreased debt to capitalization ratio by a third to 25% • Extended debt maturities by 4 years in 2012 • Reduced annual interest expense by 27% • Reduced post-retirement benefit liabilities by about $300 million in 2010 • Built cash by nearly $1.0 billion 65 Strengthening the Balance Sheet Progress Beginning in 2010 0.4 0.6 0.9 1.4 2009 2010 2011 2012 Sept 37 38 30 25 2009 2010 2011 2012 Sept Total Debt to Total Capital, %

0.8 1.1 1.1 2013E 2014E 2015E 66 Free Cash Flow 1-4 $ in billions • Based on consensus estimates and transaction cash flows: — Expected to generate about $3.0 billion over three years — Plan to spend over $400 million in income capital • Well positioned for Carson transaction • Shareholder distributions Delivering Free Cash Flow Strong financial position, significant free cash flow in 2013 and beyond (1) EBITDA forecast based on consensus analyst research estimates as of December 10, 2012, plus expected EBITDA related to BP Southern California refining and marketing business and Chevron Northwest Products System acquisitions. (2) Estimated cash interest expense based on expected financing plans for BP and Chevron transactions. (3) Estimated cash tax liability based on 2013 Business Plan assumptions and current known Federal and State tax policy. (4) Includes only estimated regulatory and maintenance capital expenditures.

67 Key Elements of 2013 Plan • Drive improvements in base business • Execute high-return capital growth plan • Complete major turnaround plan • Execute Tesoro Logistics organic growth initiatives • Successfully integrate acquisition of BP’s Southern California refining and marketing business • Successfully integrate acquisition of Chevron Northwest Products System Income capital generates $225 to $235 million of EBITDA growth in 2013

68 Tesoro value is not yet reflected in the share price How the Market Should Value Tesoro Note: Implied enterprise value based on consensus 2013 EBITDA plus expected run-rate value of BP and Chevron transactions to TSO and TLLP. Corporate included in refining. • Based on forward cash flow, TSO trading well below low end of implied value • Does not fully reflect: – Value of business improvements – Transformational opportunity to drive value with BP transaction – TLLP becoming a significant value component of Tesoro Low High Refining Retail TLLP Implied Share Price Value $ per share Refining EBITDA Multiple Range 3.0x – 5.0x Retail EBITDA Multiple Range 5.0x – 7.0x TLLP Implied Unit Price plus GP Distribution Multiple Range 15.0x – 25.0x $55 $95

69 Summary Delivering shareholder value • Delivering on key initiatives in strategic plan • Strengthening West Coast business • Capitalizing on Mid-Continent feedstock advantage • TLLP creating significant value • Balance sheet strength • Returning cash to shareholders * Peer Average includes VLO, MPC, HFC and PSX -50% 0% 50% 100% 150% 200% 250% 5/10 9/10 1/11 6/11 10/11 3/12 7/12 12/12 Share Price Performance TSO PSX VLO MPC HFC S&P 500

Appendix

Non-GAAP Financial Measure

TESORO

EBITDA represents earnings before interest and financing costs, interest income, income taxes, and depreciation and amortization expense. We present EBITDA because we believe some investors and analysts use EBITDA to help analyze our cash flows including our ability to satisfy principal and interest obligations with respect to our indebtedness and to use cash for other purposes, including capital expenditures. EBTIDA is also used by some investors and analysts to analyze and compare companies on the basis of operating performance and by management for internal analysis and as a component of the fixed charge coverage financial covenant in our credit agreement. EBITDA should not be considered as an alternative to net earnings, earnings before income taxes, cash flows from operating activities or any other measure of financial performance presented in accordance with accounting principles generally accepted in the United States of America. EBITDA may not be comparable to similarly titled measures used by other entities.

	Manufacturing Costs Per Barrel Adjusted	
	Year Ended	Year Ended
Unaudited	December 31, 2010	December 31, 2011
Manufacturing Costs Per Barrel	$ 5.83	$ 4.98
Special Items Per Barrel:		
Property damage insurance recoveries	0.07	0.02
Adjusted Manufacturing Costs Per Barrel	$ 5.90	$ 5.00

	Gross Margin Capture Per Barrel	
	Year Ended	Year Ended
Unaudited	December 31, 2010	December 31, 2011
Gross Margin Capture Per Barrel	$ 3.14	$ 3.06
Special Items Per Barrel:		
Business interruption insurance recoveries	(0.31)	(0.15)
Adjusted Gross Margin Capture Per Barrel	$ 2.83	$ 2.91

	High Return Capital Program- Cumulative EBITDA				
(In millions) Unaudited	2009	2010	2011	2012 Plan	2012E
Net Earnings	$ 9.7	$ 43.1	$ 73.7	$ 126.3	$ 177.7
Add income tax expense (1)	5.9	26.4	45.1	74.1	104.3
Add depreciation and amortization expense	1.4	2.5	6.2	19.6	18.0
EBITDA	$ 17.0	$ 72.0	$ 125.0	$ 220.0	$ 300.0

(1) Income tax estimates are calculated using the nine months ended September 30, 2012 effective tax rate of 37%. Taxes for the BP assets estimated at 40%.
(2) TLLP EBITDA is not representative of Tesoro consolidated EBITDA as intercompany transactions between TLLP and Tesoro are eliminated upon consolidation.
(3) When a range of estimated EBITDA has been disclosed, we have included the EBITDA reconciliation for the mid-point of the range.

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Non-GAAP Financial Measure

TESORO

(In millions) Unaudited	Large Capital Program Annual EBITDA Estimate						
	Wilmington Yield Improvement	Bakken Crude Oil Supply to Anacortes	Mandan Refinery Expansion	Major Refinery Projects Completed	Mandan DDU Expansion	Salt Lake City Waxy Crude Project	Total Large Capital Program
Net Earnings	$ 13.3	$ 105.7	$ 30.7	$ 149.7	$ 6.1	$ 59.0	$ 214.8
Add income tax expense (1)	7.8	62.1	18.0	87.9	3.6	34.6	$ 126.1
Add depreciation and amortization expense	1.4	2.2	1.3	4.9	1.3	6.4	$ 12.6
EBITDA (3)	$ 22.5	$ 170.0	$ 50.0	$ 242.5	$ 11.0	$ 100.0	$ 353.5

	ROCE	
(In millions) Unaudited	Year Ended December 31, 2011	TTM YTD September 30, 2012
GAAP measure - Operating Income	1,080	1,167
Tax effect of Operating Income (1)	404	427
Operating Income TTM adjusted for tax expense	676	740
Stockholders' equity	3,776	4,239
Debt	1,776	1,679
Total capital employed	5,552	5,918
Return on capital employed	12%	13%

	ROCE excluding Hawaii	
(In millions) Unaudited	Year Ended December 31, 2011	TTM YTD September 30, 2012
GAAP measure - Operating Income	1,133	1,202
Tax effect of Operating Income (1)	424	440
Operating Income TTM adjusted for tax expense	709	762
Stockholders' equity	3,444	3,907
Debt	1,774	1,679
Total capital employed	5,218	5,586
Return on capital employed	14%	14%

(1) Income tax estimates are calculated using the nine months ended September 30, 2012 effective tax rate of 37%. Taxes for the BP assets estimated at 40%.
(2) TLLP EBITDA is not representative of Tesoro consolidated EBITDA as intercompany transactions between TLLP and Tesoro are eliminated upon consolidation.
(3) When a range of estimated EBITDA has been disclosed, we have included the EBITDA reconciliation for the mid-point of the range.

72

Non-GAAP Financial Measure

TESORO

Reconciliation of Net Earnings (Loss) to EBITDA

(In millions) Unaudited	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2011	Nine Months Ended September 30, 2012
Net earnings (loss) attributable to Tesoro Corporation	$ (140)	$ (29)	$ 546	$ 716
Add: Income tax expense (benefit)	(48)	4	342	430
Add: Depreciation and amortization expense	426	422	417	328
Add: Interest and financing costs	130	157	177	136
Less: Interest income	(4)	(3)	(2)	(2)
EBITDA	$ 364	$ 551	$ 1,480	$ 1,608

(In millions) Unaudited	BP Assets Annual EBITDA Estimate
Projected net earnings	$ 162.5
Add income tax expense [(1)]	108.5
Add interest and financing costs	59.0
Add depreciation and amortization expense	170.0
EBITDA	$ 500.0

BP Carson Transaction Synergies

(In millions) Unaudited	2013E	2014E	2015E	2016E	2017E
Net Earnings	$ 17.8	$ 66.6	$ 103.7	$ 133.4	$ 149.1
Add income tax expense [(1)]	10.9	40.9	63.6	81.8	91.4
Add depreciation and amortization expense	1.3	2.5	7.7	9.8	9.5
EBITDA [(3)]	$ 30.0	$ 110.0	$ 175.0	$ 225.0	$ 250.0

(1) Income tax estimates are calculated using the nine months ended September 30, 2012 effective tax rate of 37%. Taxes for the BP assets estimated at 40%.
(2) TLLP EBITDA is not representative of Tesoro consolidated EBITDA as intercompany transactions between TLLP and Tesoro are eliminated upon consolidation.
(3) When a range of estimated EBITDA has been disclosed, we have included the EBITDA reconciliation for the mid-point of the range.

73

Non-GAAP Financial Measure

TESORO

(In millions) Unaudited	Projected TLLP Annual EBITDA [2]			
	IPO	Current Run Rate	Post Chevron Acquisition	Post Carson Logistics
Projected net earnings	$ 42	$ 101	$ 104	$ 124
Add depreciation and amortization expense	9	17	35	85
Add interest and financing costs, net	2	22	34	69
EBITDA [3]	$ 53	$ 140	$ 173	$ 278

(In millions) Unaudited	High Return Capital Program- Cumulative EBITDA Excluding TLLP			
	2012E	2013E	2014E	2015E
Net Earnings	$ 168.9	$ 309.1	$ 330.6	$ 341.7
Add income tax expense [1]	99.2	181.5	194.1	200.7
Add depreciation and amortization expense	16.9	24.4	30.3	32.6
EBITDA	$ 285.0	$ 515.0	$ 555.0	$ 575.0

(In billions) Unaudited	Free Cash Flow Reconciliation		
	2013E	2014E	2015E
Net Cash Flow from Operating Activities	$ -	$ 0.4	$ 0.5
Add Acquisitions	0.3	0.3	0.3
Add Sustaining Capital	0.2	0.2	0.2
Add Turnaround Spending	0.3	0.2	0.1
Free Cash Flow	$ 0.8	$ 1.1	$ 1.1

(1) Income tax estimates are calculated using the nine months ended September 30, 2012 effective tax rate of 37%. Taxes for the BP assets estimated at 40%.
(2) TLLP EBITDA is not representative of Tesoro consolidated EBITDA as intercompany transactions between TLLP and Tesoro are eliminated upon consolidation.
(3) When a range of estimated EBITDA has been disclosed, we have included the EBITDA reconciliation for the mid-point of the range.

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